                                                                   EXHIBIT 10.7

          LETTER AGREEMENT, DATED AS OF OCTOBER 11, 2000, AMENDED AS OF
           NOVEMBER 3, 2000, BETWEEN SCOTIABANK AND TP HOLDINGS CORP.,
                                    REGARDING
      (i) USD 27,500,000.00MM INTEREST RATE SWAP TRANSACTION (REF: S24041)
                                       AND
     (ii) USD 25,000,000.00 MM INTEREST RATE SWAP TRANSACTION (REF: S24042)

SCOTIABANK
THE BANK OF NOVA SCOTIA
International Banking Division
Derivative Products
44 King St. West, 14th Floor, Toronto, Ontario, Canada M5H 1H1
(416) 86~5-54l5

                                                                October 11, 2000
                                                        Amended November 3, 2000

TP HOLDINGS CORP
1550 W. Mockingbird Lane
Dallas, Texas 75235

ATTENTION: STEVEN KREIDER, CFO

               Re: The Bank of Nova Scotia ("Party A")/TP Holdings Corp ("Party B") Swap Transaction Our Reference No. S24042 (Previously S23703)
                       -----------------------------------------------
Dear Sirs,

               This transaction was affected through Scotia Capital (USA) Inc., a U.S. broker-dealer subsidiary of the Bank of Nova Scotia (BNS), who acted as agent in the transaction.

               The purpose of this letter is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions) as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. This Confirmation is subject to and incorporates the definitions contained in Section 14 of the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border), but without any Schedule or other modification thereto, as published by ISDA (the "ISDA Agreement"). In the event of any inconsistency between the definitions contained in Section 14 of the ISDA Agreement and this Confirmation, this Confirmation will govern. Until such time as an ISDA Agreement is entered into between you and us, this Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Upon execution by you and us of an ISDA Agreement, with such ISDA Agreement incorporating such modifications as you and we shall in good faith agree, this Confirmation will supplement, form part of, and be subject to, the ISDA Agreement. All provisions contained in the ISDA Agreement upon its execution shall govern this Confirmation except as expressly modified below.

               1. Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place specified below, in freely transferable funds and in the manner customary for such payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

               2. The following provisions will govern this Transaction until such time as an ISDA Agreement is entered into between you and us whereupon such provisions shall be replaced by the terms of the ISDA Agreement:

                    (a) If at any time, a party hereto shall (i) fail to make, when due, any payment required of it under this Confirmation and if such failure is not remedied within three Business Days following written notice of such failure; (ii) fail to deliver, when due, any Collateral (as defined below) required of it under this Confirmation; or (iii) becomes subject to a Bankruptcy (as defined in Section 5(a)(vii) of the ISDA Agreement) (such party being hereinafter referred to as the "Defaulting Party"), then the other party (hereinafter referred to as the "Non-defaulting Party"), shall have the right to early terminate and liquidate this Transaction, together with all other Specified Transaction entered into between Party A and Party B (collectively the "Terminated Transactions") and determine a net amount due in respect of the Terminated Transactions in accordance with the early termination payment calculation provisions of Section 6(e)(i) of the ISDA Agreement based on a payment measure of Loss and a payment method of Second Method. For purposes of giving effect to the foregoing, the Termination Currency shall be United States Dollars.

                    (b) The Non-defaulting Party may exercise its right to early termination and liquidate the Terminated Transactions by written notice to the Defaulting Party, which notice shall set forth the amount of the termination payment derived by the Non-defaulting Party as set forth above; provided that, in the event the Defaulting Party becomes subject to a Bankruptcy in the nature of any one of the events specified in Section 5(a)(vii) (1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), of the ISDA Agreement and any court, tribunal or regulatory authority with competent jurisdiction acting pursuant to any bankruptcy or insolvency law or other similar law affecting the Defaulting Party makes an order which has or purports to have the effect of prohibiting the Non-defaulting Party from terminating the Terminated Transactions at any time after the occurrence of any such events, then the Terminated Transactions shall be deemed to have been terminated immediately upon the occurrence of any of the events specified in Section 5(a)(vii) (1) (3), (5), (6) or, to the extent analogous thereto, (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition in respect of Section 5(a)(vii) (4) or, to the extent analogous thereto, (8).

                    (c) In the event the termination payment derived in accordance with the foregoing represents an amount owing by the Non-defaulting Party to the Defaulting Party, the Non-defaulting Party shall have the right to set off such termination payment against any amounts payable (whether at such time or in the future or upon the occurrence of a contingency) by the Defaulting Party to the Non-defaulting Party (irrespective of the currency or the place of payment of the obligation) under any other agreement between the Defaulting Party and the Non-defaulting Party (the "Other Agreement Amount"). For this purpose, the termination payment of the Other Agreement Amount may be converted into the currency in which the other is denominated by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is not then due, such Other Agreement Amount, or part thereof, may be present-valued by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is unascertained, the Non-defaulting Party may in good faith estimate such amount and set off in respect of the estimate subject to accounting to the Defaulting Party when the obligation is ascertained.

               3. Each of the parties hereto makes to the other each of the "Basic Representations" contained in Section 3(a) and (c) of the ISDA Agreement.

               4. Neither this Confirmation nor any interest or obligation in or under this Confirmation may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party and any purported transfer in violation hereof shall be void.

               5. The Confirmation will be governed and construed in accordance with the laws of the State of New York.

               6. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:          USD 25,000,000.00

Trade Date:               Oct 11, 2000

Effective Date:           Oct 13, 2000

Termination Date          Mar 31, 2003; subject to adjustment in accordance with
                          the Modified Following Business Day Convention

FIXED AMOUNTS:

Fixed Rate Payer:         TP HOLDINGS CORP

Fixed Rate Payer          Adjusted in accordance with the Modified Following
Payment Dates:            Business Day Convention.

              Dec 29, 2000     Mar 30, 2001     Jun 29, 2001     Sep 28, 2001
              Dec 31, 2001     Mar 28, 2002     Jun 28, 2002     Sep 30, 2002
              Dec 31, 2002     Mar 31, 2003

Fixed Rates:                    6.60% Paid Quarterly

Fixed Rate Day
Count Fraction:                 Actual/36O

Business Days
for Payments                    London, New York

F1OATING AMOUNTS:

     Floating Rate Payer:     THE BANK OF NOVA SCOTIA

     Floating Rate Payer
     Payment Dates:           Adjusted in accordance with the Modified
                              Following Business Day Convention.

           Dec 29, 2000    Mar 30, 2001    Jun 29, 2001    Sep 28, 2001
           Dec 3l, 2001    Mar 28, 2002    Jun 28, 2002    Sep 30, 2002
           Dec 31, 2002    Mar 31, 2003

Floating Rate for initial
Calculation Period:           6.65% (For the period Oct 13, 2000 to
                              Dec 29, 2000)

Floating Rate Option:         USD-LIBOR-BBA

Floating Rate Day
Count Fraction:               Actual/360

Designated Maturity:          3-month

Spread:                       None

Reset Dates:                  The first date of the relevant
                              Calculation period.

Compounding:                  Inapplicable

'Business Days
for Payments:                 London, New York

Business Days
for Rate Resets:              London

Calculation Agent:        The Bank of Nova Scotia

               7. Credit Support Documents: As per Credit Agreement Dated as of July 27, 2000

               8. Relationship Between Parties:

               Each party will be deemed to represent to the other on the date of this Confirmation on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

                    (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advise from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advise or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advise or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                    (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advise), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming and assumes, the risk of that Transaction.

                    (c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an advisor to it in respect of that Transaction.

                    (d) COMMITMENT TO UNWIND. Neither party has committed to unwind any Transaction.

               9. Offices

                    (a) For purposes of this Transaction, the Office of The Bank of Nova Scotia is Toronto, Ontario.

                    (b) For purposes of this Transaction, the Office of TP Holdings Corp is Dallas, Texas.

               10.  Account Details

Payments to THE BANK OF NOVA SCOTIA:

               Accounts for payments in USD:  The Bank of Nova Scotia
                                              New York Agency
                                              1 Liberty Plaza, 165 Broadway
                                              26th Floor, N.Y., New York
                                              ABA 0260-02532 A/C 6027-36
                                              Attn: Derivative Products

Payments to TP HOLDINGS CORP:

               Accounts for payments in USD:  (Please provide upon return fax to ensure prompt payment procedures)

               11. The parties hereto agree that this Confirmation, whether received in original or facsimile form, may be executed in counterparts, which execution may be effected by means of facsimile transmission, and which when taken together shall constitute a single and original agreement between the parties and a binding supplement to the Agreement. Where execution is effected by means of facsimile transmission, the parties agree that the sender's signature as printed by the recipient's facsimile machine shall be deemed to be the sender's original signature.

               Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                            Yours sincerely,

                                            THE BANK OF NOVA SCOTIA


                                            By:/s/ Kathryn J. Iozzo
                                               --------------------------------
                                            Name:    Kathryn J. Iozzo
                                            Title:   Manager


                                            By:/s/ Chris Colman
                                               --------------------------------
                                            Name:    Chris Colman
                                            Title:   Confirmation Officer

Confirmed as of the date first written:

TP HOLDINGS CORP

By: /s/ Stephen Kreider
    ---------------------------------------
Name:    Stephen Kreider
Title:   CFO


By: /s/ Steven J. Bauer
    ---------------------------------------
Name:    Steven J. Bauer
Title:   Controller

SCOTIABANK
THE BANK OF NOVA SCOTIA
International Banking Division
Derivative Products
44 King St. West, 14th Floor, Toronto, Ontario, Canada M5H 1H1
(416) 865-54l5

                                                                October 11, 2000
                                                        Amended November 3, 2000

TP HOLDINGS CORP
1550 W. Mockingbird Lane
Dallas, Texas  75235

ATTENTION: STEVEN KREIDER, CFO

              Re: The Bank of Nova Scotia ("Party A")/TP Holdings Corp ("Party B") Swap Transaction Our Reference No. S24041 (Previously S23702)
                     -----------------------------------------------
Dear Sirs,

               This transaction was affected through Scotia Capital (USA) Inc., a U.S. broker-dealer subsidiary of the Bank of Nova Scotia (BNS), who acted as agent in the transaction.

               The purpose of this letter is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Agreement specified below.

               The definitions and provisions contained in the 1991 ISDA Definitions (as amended and supplemented by the 1998 Supplement to the 1991 ISDA Definitions) as published by the International Swaps and Derivatives Association, Inc. (ISDA") are incorporated into this Confirmation. This Confirmation is subject to and incorporates the definitions contained in Section 14 of the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border), but without any Schedule or other modification thereto, as published by ISDA (the "ISDA Agreement"). In the event of any inconsistency between the definitions contained in Section 14 of the ISDA Agreement and this Confirmation, this Confirmation will govern. Until such time as an ISDA Agreement is entered into between you and us, this Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Upon execution by you and us of an ISDA Agreement, with such ISDA Agreement incorporating such modifications as you and we shall in good faith agree, this Confirmation will supplement, form part of, and be subject to, the ISDA Agreement. All provisions contained in the ISDA Agreement upon its execution shall govern this Confirmation except as expressly modified below.

               1. Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place specified below, in freely transferable funds and in the manner customary for such payments in the required currency. If on any date amounts would otherwise be payable in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

               2. The following provisions will govern this Transaction until such time as an ISDA Agreement is entered into between you and us whereupon such provisions shall be replaced by the terms of the ISDA Agreement:

                    (a) If at any time, a party hereto shall (i) fail to make, when due, any payment required of it under this Confirmation and if such failure is not remedied within three Business Days following written notice of such failure; (ii) fail to deliver, when due, any Collateral (as defined below) required of it under this Confirmation; or (iii) becomes subject to a Bankruptcy (as defined in Section 5(a)(vii) of the ISDA Agreement) (such party being hereinafter referred to as the "Defaulting Party"), then the other party (hereinafter referred to as the "Non-defaulting Party"), shall have the right to early terminate and liquidate this Transaction, together with all other Specified Transaction entered into between Party A and Party B (collectively the "Terminated Transactions") and determine a net amount due in respect of the Terminated Transactions in accordance with the early termination payment calculation provisions of Section 6(e)(i) of the ISDA Agreement based on a payment measure of Loss and a payment method of Second Method. For purposes of giving effect to the foregoing, the Termination Currency shall be United States Dollars.

                    (b) The Non-defaulting Party may exercise its right to early termination and liquidate the Terminated Transactions by written notice to the Defaulting Party, which notice shall set forth the amount of the termination payment derived by the Non-defaulting Party as set forth above; provided that, in the event the Defaulting Party becomes subject to a Bankruptcy in the nature of any one of the events specified in Section 5(a)(vii) (1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), of the ISDA Agreement and any court, tribunal or regulatory authority with competent jurisdiction acting pursuant to any bankruptcy or insolvency law or other similar law affecting the Defaulting Party makes an order which has or purports to have the effect of prohibiting the Non-defaulting Party from terminating the Terminated Transactions at any time after the occurrence of any such events, then the Terminated Transactions shall be deemed to have been terminated immediately upon the occurrence of any of the events specified in Section 5(a)(vii) (1), (3), (5), (6) or, to the extent analogous thereto, (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition in respect of Section 5(a)(vii) (4) or, to the extent analogous thereto, (8).

                    (c) In the event the termination payment derived in accordance with the foregoing represents an amount owing by the Non-defaulting Party to the Defaulting Party, the Non-defaulting Party shall have the right to set off such termination payment against any amounts payable (whether at such time or in the future or upon the occurrence of a contingency) by the Defaulting Party to the Non-defaulting Party (irrespective of the currency or the place of payment of the obligation) under any other agreement between the Defaulting Party and the Non-defaulting Party (the "Other Agreement Amount"). For this purpose, the termination payment of the Other Agreement Amount may be converted into the currency in which the other is denominated by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is not then due, such Other Agreement Amount, or part thereof, may be present-valued by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is unascertained, the Non-defaulting Party may in good faith estimate such amount and set off in respect of the estimate subject to accounting to the Defaulting Party when the obligation is ascertained.

               3. Each of the parties hereto makes to the other each of the "Basic Representations" contained in Section 3(a) and (c) of the ISDA Agreement.

               4. Neither this Confirmation nor any interest or obligation in or under this Confirmation may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party and any purported transfer in violation hereof shall be void.

               5. The Confirmation will be governed and construed in accordance with the laws of the State of New York.

               6. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:               USD 27,500,000.00

Trade Date:                    Oct 11, 2000

Effective Date:                Oct 13, 2000

Termination Date               Mar 31, 2003; subject to adjustment in
                               accordance with the Modified Following
                               Business Day Convention

FIXED AMOUNTS:

Fixed Rate Payer:              TP HOLDINGS CORP

Fixed Rate Payer               Adjusted in accordance with the Modified
Payment Dates:                 Following Business Day Convention.

               Dec 29, 2000     Mar 30, 2001     Jun 29, 2001     Sep 28, 2001
               Dec 31, 2001     Mar 28, 2002     Jun 28, 2002     Sep 30, 2002
               Dec 31, 2002     Mar 31, 2003

Fixed Rates:                   6.6% Paid Quarterly

Fixed Rate Day
Count Fraction:                Actual/360

Business Days
for Payments                   London, New York

F1OATING AMOUNTS:

     Floating Rate Payer:     THE BANK OF NOVA SCOTIA

     Floating Rate Payer
     Payment Dates:           Adjusted in accordance with the Modified
                              Following Business Day Convention.

          Dec 29, 2000     Mar 30, 2001     Jun 29, 2001     Sep 28, 2001
          Dec 31, 2001     Mar 28, 2002     Jun 28, 2002     Sep 30, 2002
          Dec 31, 2002     Mar 31, 2003

Floating Rate for initial
Calculation Period:            6.65% (For the period Oct 13, 2000 to
                               Dec 29, 2000)

Floating Rate Option:          USD-LIBOR-BBA

Floating Rate Day
Count Fraction:                Actual/360

Designated Maturity:           3-month

Spread:                        None

Reset Dates:                   The first date of the relevant Calculation
                               period.

Compounding:                   Inapplicable

Business Days
for Payments:                  London, New York

Business Days
for Rate Resets:               London

Calculation Agent:         The Bank of Nova Scotia

               7. Credit Support Documents: As per Credit Agreement Dated as of July 27, 2000

               8. Relationship Between Parties:

               Each party will be deemed to represent to the other on the date of this Confirmation on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

                    (a) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advise from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advise or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advise or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                    (b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advise), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming and assumes, the risk of that Transaction.

                    (c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an advisor to it in respect of that Transaction.

                    (d) COMMITMENT TO UNWIND. Neither party has committed to unwind any Transaction.

               9. Offices

                    (a) For purposes of this Transaction, the Office of The Bank of Nova Scotia is Toronto, Ontario.

                    (b) For purposes of this Transaction, the Office of TP' Holdings Corp is Dallas, Texas.

               10.  Account Details

Payments to THE BANK OF NOVA SCOTIA:

               Accounts for payments in USD:   The Bank of Nova Scotia
                                               New York Agency
                                               1 Liberty Plaza, 165 Broadway
                                               26th Floor, N.Y., New York
                                               ABA 0260-02532 A/C 6027-36
                                               Attn: Derivative Products

Payments to TP HOLDINGS CORP:

               Accounts for payments in USD: (Please provide upon return fax to ensure prompt payment procedures)

               11. The parties hereto agree that this Confirmation, whether received in original or facsimile form, may be executed in counterparts, which execution may be effected by means of facsimile transmission, and which when taken together shall constitute a single and original agreement between the parties and a binding supplement to the Agreement. Where execution is effected by means of facsimile transmission, the parties agree that the sender's signature as printed by the recipient's facsimile machine shall be deemed to be the sender's original signature.

               Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                           Yours sincerely,

                                           THE BANK OF NOVA SCOTIA


                                           By: /s/ Kathryn J. Iozzo
                                               ---------------------------------
                                           Name:    Kathryn J. Iozzo
                                           Title:   Manager


                                           By: /s/ Chris Colman
                                               ---------------------------------
                                           Name:    Chris Colman
                                           Title:   Confirmation Officer

Confirmed as of the date first written:

TP HOLDINGS CORP


By: /s/ Stephen Kreider
    ----------------------------
Name:     Stephen Kreider
Title:    CFO


By: /s/ Steven J. Bauer
    ----------------------------
Name:     Steven J. Bauer
Title:    Controller